UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                March 12, 2007 (Date of earliest event reported)

                                 MAGNETEK, INC.

             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                      1-10233                  95-3917584
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                            N49 W13650 Campbell Drive
                            Menomonee Falls, WI 53041
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (262) 783-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS.

See Magnetek, Inc. Press Release dated March 12, 2007 entitled "Magnetek Meets NYSE Continued Listing Requirements", attached as Exhibit 99.1 to this Current Report.



EXHIBIT
NUMBER        DESCRIPTION

99.1 Magnetek, Inc. Press Release dated March 12, 2007 entitled "Magnetek Meets NYSE Continued Listing Requirements".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MAGNETEK, INC.





                                                   By: /s/ David Reiland
                                                       -------------------------
                                                       David Reiland
                                                       President
                                                       & Chief Executive Officer
March 12, 2007

                                  EXHIBIT INDEX



EXHIBIT
NUMBER        DESCRIPTION

99.1 Magnetek, Inc. Press Release dated March 12, 2007 entitled "Magnetek Meets NYSE Continued Listing Requirements".